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Prospectus Supplement dated Feb. 10, 2006* RiverSource Value Fund (July 29, 2005
Amended as of Oct. 3, 2005) S-6238-99 H

The information regarding Lord Abbett under the "Investment Manager" section has been revised as follows:

Lord Abbett, which has served as subadviser to the Fund since August 2001, is located at 90 Hudson Street, Jersey City, New Jersey. Lord Abbett, subject to the supervision of RiverSource Investments, provides day-to-day management of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. Lord Abbett uses a team of portfolio managers and analysts acting together to manage the Fund's investments. Eli M. Salzmann and Sholom Dinsky head the team and have the joint and primary responsiblity for the day-to-day management of the Fund. The members of the team include:

o Eli M. Salzmann, Partner and Director of Large Cap Value Equity Management. Mr. Salzmann joined Lord Abbett from Mutual of America in 1997.

o Sholom Dinsky, Partner and Large Cap Value Portfolio Manager. Mr. Dinsky joined Lord Abbett in 2000 from Prudential Investments.

o Kenneth G. Fuller, Investment Manager - Large Cap Value. Mr. Fuller joined Lord Abbett in 2002 from Pioneer Investment Management, Inc. where he served as Portfolio Manager and Senior Vice President from 1991 to 2002.

o    W. Thomas Hudson, Jr., Partner. Mr. Hudson joined Lord Abbett in 1982.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE CURRENT PROSPECTUS FOR YOUR PRODUCT.

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S-6238-1 A (2/06)
VALID UNTIL NEXT UPDATE.
* Destroy July 28, 2006